Exhibit 10.37

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 2 TO

CLINICAL TRIAL AGREEMENT E2112

BETWEEN

ECOG-ACRIN CANCER RESEARCH GROUP

AND SYNDAX PHARMACEUTICALS, INC.

This Amendment No. 2 (the “Amendment” or “Amendment 2”) to Clinical Trial E2112 entered into on March 14, 2014 (the “Agreement”) is entered into as of July 31, 2015 (the “Effective Date”), by and between ECOG-ACRIN Cancer Research Group, on behalf of itself and its member hospitals, institutions and physicians (the “Group,” “ECOG” or “ECOG-ACRIN”), and Syndax Pharmaceuticals, Inc. (“Company” or “Syndax”).

WITNESSETH:

WHEREAS, pursuant to the Agreement, the parties agreed to certain terms specified therein for research services related to Group’s performance of the Study; and

WHEREAS, the parties agree to revise Section 4 of the Agreement as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

A.	To Section 4.B, the words “***” are replaced by “***.

B.	This Amendment constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement with respect to the subject matter described herein, and no terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Amendment shall be binding unless made in writing and signed by the parties.

C.	Except to the extent amended herein, all of the terms and conditions of the Agreement remain in full force and effect.

D.	Capitalized terms herein that are not defined shall have the meaning ascribed to such terms in the Agreement.

E.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date, by proper persons duly authorized.

ECOG-ACRIN Cancer Research Group		Syndax Pharmaceuticals, Inc.

/s/ Robert L. Comis		/s/ John Pallies
Name:	Robert L. Comis, M.D.	Name:	John Pallies
Title:	Group Co-Chair	Title:	Chief Financial Officer

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